SUB-ITEM 77C


The shareholders of the MFS Strategic Value Fund (the Fund), a series of MFS Series Trust X (the Trust), held a special meeting of shareholders on July 9, 2009. Shareholders represented in person or by proxy voted as follows:

Proposal 1: Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS
Strategic Value Fund, a series of the Trust, to MFS Value Fund, a series of MFS Series Trust I, in exchange solely for shares of beneficial interest in MFS Value Fund and the assumption by MFS Value Fund of the liabilities of MFS Strategic Value Fund, the distribution of the MFS Value Fund shares to the shareholders of MFS
Strategic Value Fund in complete liquidation and termination of MFS Strategic Value Fund.

              ------------------ -------------------------------- ------------
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                                  Number of Dollars                % of Outsta
nding    % of Dollars
                                                                   Dollars
       Voted
              ------------------ -------------------------------- -------------
------ ----------------
              ------------------ -------------------------------- -------------
------ ----------------
              Affirmative                        78,896,310.0861
 41.352%          77.397%
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- -----------
-------- ----------------
              Against                             2,079,900.5296
 1.090%           2.040%
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- ------------
------- ----------------
              Abstain                             3,981,762.4027
 2.087%           3.906%
              ------------------ -------------------------------- ----------
--------- ----------------
              ------------------ -------------------------------- ---------
---------- ----------------
               Broker Non-Vote                   16,979,543.4901
8.900%          16.657%
              ------------------ -------------------------------- -----------
-------- ----------------
              ------------------ -------------------------------- -----------
-------- ----------------
               TOTAL                            101,937,516.5085
53.429%          100.00%
              ------------------ -------------------------------- ------------
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The  shareholders of the MFS New Endeavor Fund (the Fund),  a series of MFS
Series Trust X (the Trust),  held a
special meeting of shareholders on July 9, 2009. Shareholders represented in person or by proxy voted as follows:

Proposal 1: Approval of Agreement and Plan of Reorganization providing for the transfer of the assets of MFS New
Endeavor Fund, a series of the Trust, to MFS Core Equity Fund, a series of MFS Series Trust I, in exchange solely for shares of beneficial interest in MFS Core Equity Fund and the assumption by MFS Core Equity Fund of the liabilities of MFS New Endeavor Fund, the distribution of the MFS Core Equity Fund shares to the shareholders of MFS New Endeavor Fund in complete liquidation and termination of MFS New Endeavor Fund.

              ------------------ -------------------------------- -----------
-------- ----------------
                                  Number of Dollars                % of
Outstanding    % of Dollars
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- ---------
--------- ----------------
              Affirmative                        27,763,098.7476
38.769%          75.359%
              ------------------ -------------------------------- -----------
-------- ----------------
              ------------------ -------------------------------- ------------
------- ----------------
              Against                             1,303,138.3739
1.820%           3.537%
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- -------------
------ ----------------
              Abstain                             2,502,860.1322
 3.495%           6.794%
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- -------------
------ ----------------
               Broker Non-Vote                    5,271,884.5001
7.362%          14.310%
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- ------------
------- ----------------
               TOTAL                             36,840,981.7538
 51.446%          100.00%
              ------------------ -------------------------------- ------------
------ ----------------




















The shareholders of the MFS Floating Rate High Income Fund (the Fund), a series of MFS Series Trust X (the
Trust),  held a special meeting of shareholders on July 9, 2009.  Shareholders represented in person or by proxy
voted as follows:

Proposal 1: Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS
Floating Rate High Income Fund, a series of the Trust, to MFS High Income Fund, a series of MFS Series Trust III, in exchange solely for shares of beneficial interest in MFS High Income Fund and the assumption by MFS High
Income Fund of the liabilities of MFS Floating Rate High Income Fund, the distribution of the MFS High Income
Fund shares to the shareholders of MFS Floating Rate High Income Fund in l iquidation of MFS Floating Rate High
Income Fund, and the termination of MFS Floating Rate High Income Fund.

              ------------------ -------------------------------- -------------
------ ----------------
                                  Number of Dollars                % of
Outstanding    % of Dollars
              ------------------ -------------------------------- -----------
-------- ----------------
              ------------------ -------------------------------- -----------
-------- ----------------
              Affirmative                        29,531,886.2746
41.420%          78.655%
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- ------------
------- ----------------
              Against                             1,241,570.3381
 1.741%           3.307%
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- ------------
------- ----------------
              Abstain                             2,732,043.9456
3.832%           7.277%
              ------------------ -------------------------------- -----------
-------- ----------------
              ------------------ -------------------------------- -----------
-------- ----------------
              Broker Non-Vote                     4,040,427.9300
5.667%          10.761%
              ------------------ -------------------------------- ------------
------- ----------------
              ------------------ -------------------------------- ------------
------- ----------------
               TOTAL                             37,545,928.4883
52.660%          100.00%
              ------------------ -------------------------------- ------------
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